Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-L

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 11/15/2007


Blended Coupon 6.2352%


Excess Protection Level
3 Month Average   7.39%
June, 2001   6.96%
May, 2001   7.69%
April, 2001   7.52%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.35%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,631,211,247.25